UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

 of the Securities Exchange Act of 1934

November 10, 2025

Date of Report (Date of Earliest Event Reported)

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on November 10, 2025 (the “Redemption Date”), at 12:01 a.m. (Eastern Time in the United States) (the “Effective Time”) of the previously announced allocation by Mallinckrodt plc, a public limited company incorporated in Ireland (and that is in the process of changing its name to Keenova Therapeutics plc) (“Mallinckrodt” or the “Company”), of all of the issued and outstanding shares of common stock, par value $0.01 per share (“Par Health Common Stock”), of Par Health, Inc., a Delaware corporation (“Par Health”), to Mallinckrodt shareholders (the “Spin-off”). The Spin-off was implemented by way of a redemption (the “Redemption”) of all of Mallinckrodt’s issued and outstanding 2025 Preferred Shares, par value $0.001 per share (the “Mallinckrodt Preferred Shares”), comprising 1,796,196,578,472 Mallinckrodt Preferred Shares, upon which the Mallinckrodt Preferred Shares were automatically cancelled and as such are no longer outstanding. In connection with the Redemption and pursuant to Irish law, Mallinckrodt allocated the right to receive 39,421,398 shares of Par Health Common Stock, being one hundred percent (100%) of the outstanding shares of Par Health Common Stock as of the Redemption Date, to certain holders of record of Mallinckrodt Preferred Shares as of 5:30 p.m. (Eastern Time in the United States) on October 27, 2025 (the “Record Date”), as further described herein.

At the time of the Spin-off, Par Health held Mallinckrodt’s generic pharmaceuticals (including active pharmaceutical ingredients (APIs)) and sterile injectables businesses. As a result of the Spin-off, Par Health is now an independent, private company and is not listed on a securities exchange. Also as a result of the Spin-off, none of Mallinckrodt or its subsidiaries continue to be borrowers or guarantors of the indebtedness under the credit agreement, dated as of July 31, 2025, by and among ST 2020, Inc., as parent, MEH, Inc., as borrower, the lenders party thereto from time to time, Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent, and OPY Credit Corp., as trading agent, a summary of which is included in the Amendment to the Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on July 31, 2025, which summary is incorporated herein by reference. All borrowers and guarantors in respect of such indebtedness are subsidiaries of Par Health.

On November 7, 2025, Mallinckrodt issued the Redemption Notice of 2025 Preferred Shares of the Company to all holders of the Mallinckrodt Preferred Shares notifying them that the Redemption has been effected on the terms set out in the Redemption Notice.

On the Redemption Date, the Mallinckrodt Preferred Shares were redeemed in exchange for the following, subject to compliance with the Certification Procedures (as defined below) and the terms of the Redemption (the “Redemption Consideration”):

•	the “Base Proceeds,” being (i) in the case of Qualified Shareholders (as defined below) only, the right to receive 0.0000219471513 shares of Par Health Common Stock for each Mallinckrodt Preferred Share, rounded down to the nearest whole number; and (ii) in the case of Non-Qualified Shareholders (as defined below) only, the right to receive $0.000424786467775745 in cash for each Mallinckrodt Preferred Share (the “Per Share Cash Amount”), which the board of directors of Mallinckrodt (the “Board”) determined is equal in value to the Par Health Common Stock allocated to Qualified Shareholders for each Mallinckrodt Preferred Share; and

•	the “Excess Proceeds,” being (i) in the case of Qualified Shareholders only, the right to receive the number of shares of Par Health Common Stock equal to the number of Mallinckrodt Preferred Shares held of record or beneficially, as applicable, by the relevant Qualified Shareholder as of the Record Date and certified on the Certification Form (as defined below) multiplied by the Per Share Excess Stock Amount (as defined below), rounded down to the nearest whole number; and (ii) in the case of Non-Qualified Shareholders only, the right to receive a cash amount equal to the number of Mallinckrodt Preferred Shares held of record or beneficially, as applicable, by the relevant Non-Qualified Shareholder as of the Record Date and certified on the Certification Form multiplied by the Per Share Excess Cash Amount (as defined below).

Entitlements to cash payments in respect of Base Proceeds and Excess Proceeds with entitlements to fractions of a cent will be rounded up or down to the nearest cent.

Eligible Mallinckrodt shareholders were required to, among other things, properly and timely complete the following documents (the “Certification Procedures”) no later than 5:30 p.m. (Eastern Time in the United States) on the business day (by reference to business days in the United States) before the Redemption Date (the “Pre-Redemption Notification Deadline”), being November 7, 2025, to receive the Base Proceeds to which they are entitled at or promptly following the Effective Time:

•	Certification Form: A certification form (a “Certification Form”) to be made available by the Redemption Agent (as defined below) that requires each Record Holder (as defined below) (and/or Street Name Holder (as defined below), where applicable) to certify, among other things, whether such person is a Qualified Shareholder or a Non-Qualified Shareholder; and

•	Tax Form: Such other documents as may reasonably be required by the Company, on the one hand, or Computershare, Inc. or Computershare Trust Company, N.A., the Company’s certification and redemption agent (the “Redemption Agent”), on the other hand, including a validly executed appropriate Internal Revenue Service (“IRS”) Form W-8 or IRS Form W-9, as applicable, and any other documentation and attachments as may be required to establish that any payment made to such Qualified Shareholder or Non-Qualified Shareholder (and any Record Holder that is a bank, brokerage firm or similar organization receiving such payment for the benefit of such Qualified Shareholder or Non-Qualified Shareholder, if applicable) is not subject to U.S. backup withholding tax.

On November 7, 2025, the Board determined that Mallinckrodt had received sufficient valid Certification Forms from Qualified Shareholders to proceed with the Spin-off and set the Redemption Date. At the Effective Time, shares of Par Health Common Stock were allocated to Qualified Shareholders who had also complied with all other applicable Certification Procedures prior to the Pre-Redemption Notification Deadline and all other shares of Par Health Common Stock were deposited in the Escrow Account (as defined below). Non-Qualified Shareholders who had also complied with all other applicable Certification Procedures prior to the Pre-Redemption Notification Deadline are allocated cash payments; in the aggregate, the cash amounts are estimated to be less than $5 million.

Qualified Shareholders and Non-Qualified Shareholders who comply with and satisfy the applicable Certification Procedures (including, where applicable, the satisfaction of the applicable Certification Procedures by any Record Holder that is a broker, bank or similar organization receiving Base Proceeds for the benefit of a Qualified Shareholder or Non-Qualified Shareholder) during the period of time beginning immediately after the Effective Time and ending at 11:59 p.m. (Eastern Time in the United States) on November 10, 2026, being the twelve-month anniversary of the Redemption Date (the “Escrow Period”), will be entitled to receive the Base Proceeds. THE RIGHT TO RECEIVE THE BASE PROCEEDS AND/OR EXCESS PROCEEDS, OR ANY OTHER CONSIDERATION, WILL IRREVOCABLY EXPIRE AND LAPSE IN THE CASE OF RECORD HOLDERS (AND/OR STREET NAME HOLDERS IDENTIFIED BY SUCH RECORD HOLDERS) THAT HAVE NOT COMPLIED WITH OR SATISFIED THE APPLICABLE CERTIFICATION PROCEDURES BEFORE THE EXPIRATION OF THE ESCROW PERIOD. Par Health will not be permitted to distribute cash or non-cash dividends until the expiration of the Escrow Period.

Promptly after the expiration of the Escrow Period:

•	the Redemption Agent will allocate any shares of Excess Par Health Common Stock (as defined below) remaining in the Escrow Account among Qualified Shareholders as of immediately before the expiration of the Escrow Period in accordance with their entitlement to receive the Excess Proceeds (as defined below) (to the extent not previously so allocated in accordance with the Board’s right to make certain interim distributions of Excess Proceeds during the Escrow Period); and

•	the Redemption Agent will promptly make a cash payment to all Non-Qualified Shareholders as of immediately before the expiration of the Escrow Period in accordance with their entitlement to receive the Excess Proceeds (to the extent not previously so paid in accordance with the Board’s right to make certain interim distributions of Excess Proceeds during the Escrow Period), and Mallinckrodt will deliver cash to the Redemption Agent to enable the Redemption Agent to make such cash payment.

Mallinckrodt will re-open the Mallinckrodt Register of Members with effect from 5:00 p.m. (Eastern Time in the United States) on November 11, 2025. The Mallinckrodt Register of Members was previously closed in accordance with section 174 of the Companies Act 2014 (as amended) of Ireland with effect from 5:00 p.m. (Eastern Time in the United States) on October 23, 2025. Transfers of shares in the capital of the Company will not be registered while the Mallinckrodt Register of Members remains closed.

For the purposes of the foregoing:

•	The “Escrow Account” is the escrow account established by Mallinckrodt with the Redemption Agent to receive any shares of Par Health Common Stock that have not been allocated to Qualified Shareholders at the Effective Time, and any such replacement account as may be approved by Mallinckrodt for such purposes from time to time.

•	The “Excess Par Health Common Stock” is the Par Health Common Stock in the Escrow Account not allocated to Qualified Shareholders before the expiration of the Escrow Period, being the Par Health Common Stock as of the Redemption Date that (a) would otherwise have been allocated to Non-Qualified Shareholders had they been Qualified Shareholders; or (b) would otherwise have been allocated to other Record Holders that have not satisfied the applicable Certification Procedures as Qualified Shareholders before the expiration of the Escrow Period.

•	A “Non-Qualified Shareholder” is a Record Holder or Street Name Holder as of the Record Date that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is not a Qualified Shareholder.

•	The “Par Health Value” is $763 million, the value ascribed by the Board to Par Health before the Effective Time for the purposes of determining the Per Share Cash Amount and the Per Share Excess Cash Amount (if any) to which Non-Qualified Shareholders are entitled pursuant to the Redemption.

•	The “Per Share Excess Cash Amount” is an amount in cash that the Board determined was equal to the value of the Per Share Excess Stock Amount as of the Redemption Date, being (a) (i) the Par Health Value divided by (ii) the total number of Mallinckrodt Preferred Shares on the Record Date held by Qualified Shareholders that have satisfied the applicable Certification Procedures before the expiration of the Escrow Period less (b) the Per Share Cash Amount.

•	The “Per Share Excess Stock Amount” is the number (“A”) of shares of Par Health Common Stock derived from the following formula:

A = B/C

where:

“B” is the total number of shares of Excess Par Health Common Stock; and

“C” is the total number of Mallinckrodt Preferred Shares on the Record Date held by Qualified Shareholders that have satisfied the applicable Certification Procedures before the expiration of the Escrow Period.

•	A “Qualified Shareholder” is a holder of Mallinckrodt Preferred Shares as of the Record Date, as reflected in the Mallinckrodt register of members (each, a “Record Holder”) (and/or beneficial holders identified by a Record Holder that is a broker, bank or similar organization as the beneficial holders of Mallinckrodt Preferred Shares held by such Record Holder in such capacity on the Record Date (each, a “Street Name Holder”)) that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), an institutional accredited investor (an “accredited investor” as defined in clauses (1), (2), (3), (7), (8), (9), (12) and (13) of Rule 501(a) under the Securities Act) or a director or officer of the Company or Par Health as of the Redemption Date who is also an accredited investor (as defined in Rule 501(a) under the Securities Act).

This Current Report on Form 8-K is hereby incorporated by reference into the information statement, dated October 30, 2025, furnished as Exhibit 99.1 to Mallinckrodt’s Current Report on Form 8-K furnished to the SEC on October 30, 2025 (the “Information Statement”).

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Documents

In connection with the Spin-off, Mallinckrodt entered into several agreements with Par Health that govern the relationship of the parties following the Spin-off, including a Separation Agreement, a Transition Services Agreement, a Tax Matters Agreement, an Employee Matters Agreement, a Manufacturing and Supply Agreement (each entered into on November 10, 2025) and an Amended and Restated Multi-Tenant Lease Agreement (entered into on November 1, 2025).

A summary of the material terms of the Separation Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Manufacturing and Supply Agreement and Amended and Restated Multi-Tenant Lease Agreement can be found in the section entitled “Certain Relationships and Related-Party Transactions” in the Information Statement, which summary is incorporated herein by reference. For avoidance of doubt, such incorporation by reference shall solely include such summary. The summary is qualified in its entirety by reference to the Separation Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Manufacturing and Supply Agreement and Amended and Restated Multi-Tenant Lease Agreement filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

CVR Termination

The information set forth under Item 1.02 below is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on November 14, 2023, the Company entered into a contingent value right agreement (the “CVR Agreement”) with the Opioid Master Disbursement Trust II (the “Trust”). In connection with the consummation of the Spin-off, on November 10, 2025, the Company and the Trust entered into an agreement to cancel the contingent value rights issued under the CVR Agreement (the “CVRs”) and terminate the CVR Agreement in exchange for a payment by the Company of $35.0 million to the Trust (the “CVR Termination Agreement”). Pursuant to the CVR Termination Agreement, on November 10, 2025, the CVRs were cancelled and the CVR Agreement was terminated. The CVR Termination Agreement also included customary representations and warranties and a waiver of certain claims.

The foregoing descriptions of the CVR Agreement and the CVR Termination Agreement are not complete and are qualified in their entirety by reference to the CVR Agreement, a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 15, 2023 and the CVR Termination Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K, respectively, each of which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

Item 8.01. Other Events.

A copy of the press release issued by the Company on November 10, 2025, announcing the completion of the Spin-off is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 10, 2025, the Company made a filing with the Irish Companies Registration Office to change its name to Keenova Therapeutics plc and is awaiting approval from the Irish Companies Registration Office for such name change.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company giving effect to the Spin-off, including the unaudited pro forma condensed combined balance sheet as of June 27, 2025 and the unaudited pro forma condensed combined statements of operations for the six months ended June 27, 2025, the year ended December 27, 2024, the period from November 15, 2023 through December 29, 2023 (Successor), the period from December 31, 2022 to November 14, 2023 (Predecessor), the period from June 17, 2022 through December 30, 2022 (Predecessor) and the period from January 1, 2022 through June 16, 2022 (Predecessor) are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Separation Agreement, dated as of November 10, 2025, by and between Mallinckrodt plc and Par Health, Inc.*
10.1	Transition Services Agreement, dated as of November 10, 2025, by and between Mallinckrodt plc and Par Health, Inc.*
10.2	Tax Matters Agreement, dated as of November 10, 2025, by and between Mallinckrodt plc and Par Health, Inc.
10.3	Employee Matters Agreement, dated as of November 10, 2025, by and between Mallinckrodt plc and Par Health, Inc.
10.4	Manufacturing and Supply Agreement, dated as of November 10, 2025, by and between Par Health USA, LLC and Endo Biologics Limited*
10.5	Amended and Restated Multi-Tenant Lease Agreement, dated as of November 1, 2025, by and between Mallinckrodt LLC and ST Shared Services LLC*
10.6	CVR Termination Agreement, dated as of November 10, 2025, by and between Mallinckrodt plc and Opioid Master Disbursement Trust II
99.1	Press Release, dated November 10, 2025
99.2	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the SEC a copy of any schedule or similar attachment omitted upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

Date: November 10, 2025	By:	/s/ Mark Tyndall
	Name:	Mark Tyndall
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary